UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 3, 2018

Victory Capital Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38388	32-0402956
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

4900 Tiedeman Road, 4th Floor; Brooklyn, OH	44144
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (216) 898-2400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 3, 2018, Victory Capital Holdings, Inc. (the “Company”) in its capacity as the borrower entered into Amendment No. 1 to Credit Agreement (“Amendment No. 1”) with, inter alios, the other loan parties party thereto, the lenders party thereto and Royal Bank of Canada, in its capacities as administrative agent and collateral agent for the secured parties (in such capacities, the “Administrative Agent”), which amends the Credit Agreement, dated as of February 12, 2018 (the “Credit Agreement”), among the Company, the lenders from time to time party thereto and the Administrative Agent.  Pursuant to Amendment No. 1, the Company has increased the aggregate principal amount of revolving credit commitments under the Credit Agreement from $50,000,000 to $100,000,000.  All other terms of the Credit Agreement remain unchanged.

The foregoing description of Amendment No. 1 does not purport to be complete and is subject to, and qualified in its entirety by, the full text of Amendment No. 1, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.02. Results of Operations and Financial Condition

On May 8, 2018, the Company issued a press release reporting results for the three months ended March 31, 2018.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information contained herein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing of the Company under the Exchange Act or the Securities Act of 1933, as amended.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure required by this item is included in Item 1.01 above and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

Exhibits. The following exhibits are filed herewith:

Exhibit
Number	Description
10.1

Amendment No. 1 to Credit Agreement, dated as of May 3, 2018 among, inter alios, the Company, the other loan parties party thereto, the lenders party thereto and Royal Bank of Canada, in its capacities as administrative agent and collateral agent for the secured parties (in such capacities, the “Administrative Agent”), which amends the Credit Agreement, dated as of February 12, 2018 among the Company, the lenders from time to time party thereto and the Administrative Agent.

99.1	Press release dated May 8, 2018.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VICTORY CAPITAL HOLDINGS, INC.

Dated: May 8, 2018	By:	/s/ Terence F. Sullivan
		Name:	Terence F. Sullivan
		Title:	Chief Financial Officer and Head of Strategy

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